UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 3, 2010
BroadSoft, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34777	52-2130962
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)
9737 Washingtonian Boulevard
Suite 350
Gaithersburg, Maryland 20878
(Address of principal executive offices)
(301) 977-9440
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On December 3, 2010, BroadSoft, Inc. (the “Company”) issued a press release announcing that the Company has filed a registration statement on Form S-1 with the Securities and Exchange Commission (the “SEC”) for a proposed follow-on public offering of 5,000,000 shares of its common stock (the “Follow-On Offering”).
Prior to and in connection with BroadSoft’s initial public offering (the “IPO”), all of the Company’s officers and directors and holders of substantially all of the Company’s outstanding stock and substantially all of the Company’s option and warrant holders entered into lock-up agreements with the underwriters of the IPO pursuant to which they agreed not to offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of any shares of common stock of the Company, or any options or warrants to purchase any shares of common stock of the Company, or any securities convertible into, exchangeable for or that represent the right to receive shares of common stock of the Company, whether then owned or thereafter acquired, for a period of 180 days after June 16, 2010 (the “Initial Lock-Up Period”), subject to extension under certain circumstances (the “Lock-Up Agreements”). The Lock-Up Agreements provide that if, during the last 17 days of the Initial Lock-Up Period, the Company announces material news or a material event, the Lock-Up Period will be automatically extended until the expiration of the 18-day period beginning on the date of the announcement of the material news or material event. As a result of the announcement that the Company has filed a registration statement on Form S-1 in connection with the Follow-On Offering, the lock-up period under the Lock-Up Agreements has automatically been extended through the close of business on December 21, 2010, and the stockholders subject to the Lock-Up Agreements will be able to sell their shares starting on December 22, 2010.
In addition, the underwriters of the IPO have granted a partial waiver from the Lock-Up Agreements with non-management employees of the Company, who will not be eligible to sell shares in the Follow-On Offering, to allow them to sell an aggregate of up to approximately 130,000 shares of common stock between December 8, 2010 through December 13, 2010, although shares released from these Lock-Up Agreements will again be subject to restrictions on sale pursuant to our insider trading policy beginning December 14, 2010 until the third business day following the public announcement of our financial results for the fourth quarter of 2010, which we currently expect to make in early March 2011.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADSOFT, INC.
Date: December 6, 2010	By:	/s/ James A. Tholen
		Name:	James A. Tholen
		Title:	Chief Financial Officer